AMENDMENT

              to the Risk Premium Reinsurance Agreement between the

                    CENTURY LIFE OF AMERICA of Waverly, Iowa,

                   hereinafter referred to as the "REINSURED,"

                                       and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana,

                hereinafter referred to as the "LINCOLN,"

effective September 1, 1983.

    1. The REINSURED'S plans to be reinsured under the above-mentioned reinsurance agreement on and after the first day of January, 1986, shall be those specified in the Appendix I attached hereto.

    2. The reinsurance percentages for the REINSURED'S cost of insurance rates shall be as described in Schedule D, Part IV, attached hereto, and shall apply to reinsurance of the REINSURED'S Univers-ALL-III plan ceded under the above-mentioned reinsurance agreement on and after the first day of January, 1986, but in no event shall such percentages apply to amounts of reinsurance in excess of $5,000,000 on any one life ceded by the REINSURED to the LINCOLN.

    3. On and after the first day of January, 1986, the premium rates labeled "F5H3, NONSMOKERS," "H3, SMOKERS," and "H4, SUBSTANDARD," under the Risk Premium Reinsurance Agreement between the REINSURED and the LINCOLN, effective January 1, 1982, shall be applied to reinsurance in excess of $5,000,000 per life. Such reinsurance shall not be so terminated as described in the "INCREASE IN LIMIT OF RETENTION" article thereof until it has been in force for at least five years.

    It is expressly understood and agreed that the provisions of this amendment shall be subject to all the terms and conditions of the reinsurance agreement of which this amendment is a part which do not conflict with the terms hereof.

Revision No. 4

    IN WITNESS WHEREOF the parties hereto have caused this amendment to be executed in duplicate on the dates shown below.

CENTURY LIFE OF AMERICA

By /s/ Fred S. Broers         By /s/ James P. Anderson
   ---------------------         -----------------------

Date     4/4/86               Date
    --------------------          ----------------------

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By /s/ Signature              By /s/ Larsh Rothert
   ---------------------         -----------------------
      Vice President              Assistant Secretary

Date     4/14/86              Date      4/11/86
    --------------------          ----------------------

                                   APPENDIX I

              Insurance Subject to Reinsurance under this Agreement

A. 100% of the REINSURED'S entire excess of its issues of the following plans bearing register dates in the range shown below to insureds having surnames beginning with the letters of the alphabet shown below.

                                Reinsurance          Dates                Letters
Plan                           Renewal Basis     from     through     from      through
----                           -------------     ----     -------     ----      -------
Universal Life Plan               20 Years      9-1-83      --         A           K
Univers-ALL Life II               20 Years      5-1-84      --         A           K
Univers-All-III (Form 2222)       10 Years      1-1-86      --         A           K
Other Insured Rider               10 Years      1-1-86      --         A           K*
Automatic Increase Rider          10 Years      1-1-86      --         A           K

B. Continuations of the REINSURED'S issues to any of the plans listed above, provided the original policy was reinsured with the LINCOLN under this or another reinsurance agreement.

*Other Insured Rider issues shall be based on the primary insured's surname.

                               SCHEDULE D, PART IV
                           (Effective January 1, 1986)

                            Reinsurance Premium Rates

                        Univers-All-III (Policy Form 222)

The reinsurance premium for the first $5,000,000 of reinsurance on any one life shall be the attached cost of insurance rates charged the insured per thousand of the net amount at risk times the following percentages of the cost of insurance charged the insured:

                                                        Policy Year
          Smoking Status              Issue Age      1      2-10      11+
          --------------              ---------      -      ----      ---
          Nonsmoker                      0-49        0%     68%       83%
                                           50+       0      65        30

          Smoker                         0-49        0      85        90
                                           50+       0      65        75

                                Substandard Risks
                                -----------------

The substandard table-extra reinsurance premium shall be the number of tables assessed the risk times 25% of the attached appropriate standard rates times the following percentages:

                                                        Policy Year
          Smoking Status              Issue Age      1      2-10      11+
          --------------              ---------      -      ----      ---
          Nonsmoker                      0-49        0%     68%       83%
                                           50+       0      65        80

          Smoker                         0-49        0      85        90
                                           50+       0      65        75

   Waiver of Premium Disability, Payor Benefits and Accidental Death Benefits
   --------------------------------------------------------------------------

The premium which the REINSURED charges the insured on the amount reinsured less total allowances of 75% first year and 10% in renewal years.

                               UA-III RATES - MALE

            GUAR                        CURRENT TERM COST                          PER 1000 CHARGE
            TERM                STANDARD                  NONSMOKER                   (1-10)
AGE         COST          1-10           11+          1-10          11+           STD           NS          AGE
===         ====          ====           ===          ====          ===           ===           ==          ===
 0          4.64          1.22                                                    .00                        0
 1          1.64          1.20                                                    .00                        1
 2          1.49          1.18                                                    .00                        2
 3          1.43          1.17                                                    .00                        3
 4          1.37          1.15                                                    .00                        4
 5          1.33          1.13                                                    .00                        3
 6          1.28          1.12                                                    .00                        6
 7          1.25          1.11                                                    .00                        7
 8          1.22          1.10                                                    .00                        8
 9          1.21          1.10                                                    .00                        9

10          1.22          1.12           .76                                      .00                       10
11          1.25          1.15           .76                                      .00                       11
12          1.29          1.19           .77                                      .00                       12
13          1.36          1.26           .77                                      .00                       13
14          1.43          1.34           .78                                      .00                       14
15          1.50          1.43           .78                                      .00                       13
16          1.58          1.49           .79                                      .00                       16
17          1.65          1.55           .79                                      .00                       17
18          1.72          1.60           .80                                      .00                       18
19          1.76          1.63           .80                                      .00                       19

20          1.81          1.67           .81          1.67          .81           .00          .00          20
21          1.84          1.70           .90          1.69          .82           .10          .00          21
22          1.87          1.73           .99          1.71          .83           .21          .00          22
23          1.90          1.76          1.07          1.73          .84           .34          .00          23
24          1.92          1.78          1.16          1.74          .85           .48          .00          24
25          1.95          1.81          1.25          1.76          .86           .60          .00          25
26          1.98          1.84          1.32          1.79          .87           .68          .00          26
27          2.01          1.87          1.39          1.83          .88           .76          .00          27
28          2.05          1.91          1.47          1.86          .89           .83          .00          28
29          2.10          1.95          1.55          1.90          .90           .90          .00          29

30          2.16          2.01          1.65          1.95          .91           .95          .00          30
31          2.22          2.06          1.69          1.99          .92           .99          .00          31
32          2.29          2.13          1.72          2.04          .93          1.01          .00          32
33          2.36          2.19          1.77          2.09          .94          1.02          .00          33
34          2.45          2.28          1.84          2.14          .95          1.03          .00          34
35          2.58          2.40          1.93          2.19          .96          1.05          .00          35
36          2.72          2.52          2.04          2.23          .97          1.06          .00          36
37          2.90          2.69          2.18          2.30          .99          1.07          .00          37
38          3.13          2.89          2.34          2.40         1.02          1.09          .00          38
39          3.39          3.13          2.53          2.51         1.07          1.10          .00          39

40          3.68          3.39          2.74          2.63         1.14          1.10          .00          40
41          4.00          3.67          3.03          2.78         1.24          1.10          .00          41
42          4.35          3.98          3.37          2.95         1.38          1.10          .00          42
43          4.72          4.31          3.72          3.12         1.51          1.10          .00          43
44          5.13          4.68          4.12          3.30         1.66          1.10          .00          44
45          5.59          5.09          4.58          3.50         1.83          1.10          .00          45
46          6.09          5.53          5.05          3.76         2.02          1.10          .00          46
47          6.65          6.02          5.59          4.03         2.25          1.10          .00          47
48          7.27          6.57          6.17          4.34         2.50          1.10          .00          48
49          7.96          7.18          6.81          4.67         2.76          1.10          .00          49

            GUAR                        CURRENT TERM COST                          PER 1000 CHARGE
            TERM                STANDARD                  NONSMOKER                   (1-10)
AGE         COST          1-10           11+          1-10          11+           STD           NS          AGE
===         ====          ====           ===          ====          ===           ===           ==          ===
50           8.71          7.84          7.50          5.03         3.06         1.10          .00          50
51           9.53          8.54          8.25          5.33         3.42         1.10          .00          51
52          10.42          9.29          9.08          5.65         3.82         1.10          .00          52
53          11.39         10.11          9.97          5.98         4.26         1.10          .00          53
54          12.45         11.01         10.93          6.33         4.75         1.10          .00          54
55          13.60         11.94         11.94          6.68         5.31         1.10          .00          55
56          14.87         13.00         13.00          7.24         5.95         1.10          .00          56
57          16.26         14.09         14.09          7.85         6.68         1.10          .00          57
58          17.79         15.25         15.25          8.52         7.48         1.10          .00          58
59          19.46         16.51         16.51          9.26         8.39         1.10          .00          59

60          21.28         17.88         17.88         10.05         9.41         1.10          .00          60
61          23.26         19.40         19.40         11.02        10.48         1.10          .00          61
62          25.43         21.06         21.06         12.08        11.65         1.10          .00          62
63          27.79         22.88         22.88         13.25        12.97         1.10          .00          63
64          30.38         24.86         24.86         14.53        14.43         1.10          .00          64
65          33.22         26.99         26.99         16.07        16.07         1.10          .00          65
66          36.36         29.30         29.30         17.83        17.83         1.10          .00          66
67          39.82         31.81         31.81         19.80        19.80         1.10          .00          67
68          43.60         34.52         34.52         22.00        22.00         1.10          .00          68
69          47.65         37.46         37.46         24.43        24.43         1.10          .00          69

70          51.91         40.66         40.66         27.11        27.11         1.10          .00          70
71          56.34         44.11         44.11         30.05        30.05         1.10          .00          71
72          60.89         47.84         47.84         33.31        33.31         1.10          .00          72
73          65.61         51.89         51.89         36.88        36.88         1.10          .00          73
74          70.65         56.29         56.29         40.86        40.86         1.10          .00          74
75          76.16         61.14         61.14         45.29        45.29         1.10          .00          75
76          82.31         66.51*        66.51         50.09*       50.09                                    76
77          89.22         72.43*        72.43         55.40*       55.40                                    77
78          96.93         78.91*        78.91         61.20*       61.20                                    78
79         105.35         85.98*        85.98         67.69*       67.69                                    79

80         114.39         93.56*        93.56         74.35*       74.85                                    80
81         123.95        101.72*       101.72         82.68*       82.68                                    81
82         133.92        110.49*       110.49         91.31*       91.31                                    82
83         144.30        119.97*       119.97        100.74*      100.74                                    83
84         155.12        130.22*       130.22        111.27*      111.27                                    84
85         166.47                      141.33                     122.90                                    85
86         178.39                      152.88                     135.44                                    86
87         191.02                      165.09                     148.99                                    87
88         204.57                      176.76                     162.68                                    88
89         219.37                      186.25                     174.45                                    89

90         235.82                      193.72                     184.50                                    90
91         254.44                      200.54                     193.54                                    91
92         275.82                      209.67                     204.53                                    92
93         300.67                      224.30                     221.06                                    93
94         330.70                      242.88                     241.21                                    94

*  FOR RENEWAL ONLY

                              UA-III RATES - FEMALE

            GUAR                        CURRENT TERM COST                          PER 1000 CHARGE
            TERM                STANDARD                  NONSMOKER                   (1-10)
AGE         COST          1-10           11+          1-10          11+           STD           NS          AGE
===         ====          ====           ===          ====          ===           ===           ==          ===
 0          3.94          1.02                                                    .00                        0
 1          1.54          1.00                                                    .00                        1
 2          1.38           .99                                                    .00                        2
 3          1.32           .98                                                    .00                        3
 4          1.27           .97                                                    .00                        4
 5          1.22           .96                                                    .00                        5
 6          1.17           .93                                                    .00                        6
 7          1.14           .91                                                    .00                        7
 8          1.12           .90                                                    .00                        8
 9          1.11           .89                                                    .00                        9

10          1.12           .90           .45                                      .00                       10
11          1.13           .92           .45                                      .00                       11
12          1.15           .94           .46                                      .00                       12
13          1.19           .98           .46                                      .00                       13
14          1.24          1.03           .47                                      .00                       14
15          1.29          1.07           .47                                      .00                       15
16          1.36          1.12           .48                                      .00                       16
17          1.43          1.17           .48                                      .00                       17
18          1.50          1.22           .49                                      .00                       10
19          1.58          1.28           .49                                      .00                       19

20          1.65          1.33           .50          1.33          .50           .00          .00          20
21          1.72          1.38           .52          1.37          .50           .03          .00          21
22          1.76          1.42           .54          1.40          .51           .06          .00          22
23          1.81          1.46           .57          1.44          .51           .09          .00          23
24          1.84          1.49           .60          1.46          .52           .12          .00          24
25          1.87          1.52           .63          1.48          .52           .15          .00          25
26          1.90          1.57           .66          1.50          .53           .19          .00          26
27          1.92          1.61           .70          1.52          .53           .23          .00          27
28          1.95          1.66           .75          1.55          .54           .27          .00          28
29          1.98          1.71           .79          1.57          .54           .31          .00          29

30          2.01          1.75           .83          1.60          .55           .35          .00          30
31          2.05          1.79           .88          1.65          .56           .41          .00          31
32          2.10          1.84           .96          1.70          .58           .47          .00          32
33          2.16          1.91          1.05          1.77          .62           .53          .00          33
34          2.22          1.97          1.13          1.84          .66           .59          .00          34
35          2.29          2.04          1.22          1.91          .70           .65          .00          35
36          2.36          2.11          1.32          1.98          .75           .68          .00          36
37          2.45          2.20          1.42          2.07          .79           .71          .00          37
38          2.58          2.33          1.54          2.19          .85           .74          .00          38
39          2.72          2.46          1.69          2.32          .92           .77          .00          39

40          2.90          2.64          1.88          2.49         1.02           .80          .00          40
41          3.13          2.85          2.11          2.64         1.14           .80          .00          41
42          3.39          3.10          2.40          2.81         1.28           .80          .00          42
43          3.68          3.37          2.70          3.00         1.43           .80          .00          43
44          4.00          3.67          3.04          3.21         1.61           .80          .00          44
45          4.35          4.00          3.36          3.43         1.77           .80          .00          45
46          4.72          4.32          3.69          3.61         1.95           .80          .00          46
47          5.13          4.68          4.02          3.79         2.13           .80          .00          47
48          5.59          5.08          4.34          3.99         2.30           .80          .00          48
49          6.09          5.51          4.68          4.20         2.50           .80          .00          49

            GUAR                        CURRENT TERM COST                          PER 1000 CHARGE
            TERM                STANDARD                  NONSMOKER                   (1-10)
AGE         COST          1-10           11+          1-10          11+           STD           NS          AGE
===         ====          ====           ===          ====          ===           ===           ==          ===
50           6.65         5.99           5.04         4.43          2.71          .80          .00          50
51           7.27         6.35           5.38         4.71          2.92          .80          .00          51
52           7.96         6.75           5.70         5.01          3.12          .80          .00          52
53           8.71         7.16           6.05         5.33          3.35          .80          .00          53
54           9.53         7.59           6.43         5.66          3.61          .80          .00          54
55          10.42         8.02           6.91         6.01          3.92          .80          .00          55
56          11.39         8.41           7.41         6.25          4.26          .80          .00          56
57          12.45         8.79           7.99         6.49          4.65          .80          .00          57
58          13.60         9.17           8.59         6.73          5.07          .80          .00          58
59          14.87         9.55           9.26         6.95          5.53          .80          .00          59

60          16.26         9.97           9.97         7.16          6.04          .80          .00          60
61          17.79        10.74          10.74         7.59          6.60          .80          .00          61
62          19.46        11.53          11.53         8.03          7.20          .80          .00          62
63          21.28        12.40          12.40         8.48          7.85          .80          .00          63
64          23.26        13.30          13.30         8.97          8.56          .80          .00          64
65          25.43        14.29          14.29         9.40          9.34          .80          .00          65
66          27.79        15.24          15.24        10.18         10.13          .80          .00          66
67          30.38        16.16          16.16        10.98         10.94          .80          .00          67
68          33.22        17.17          17.17        11.86         11.84          .80          .00          68
69          36.36        18.33          18.33        12.88         12.87          .80          .00          69

70          39.82        19.80          19.80        14.14         14.14          .80          .00          70
71          43.60        21.42          21.42        15.54         15.54          .80          .00          71
72          47.65        23.12          23.12        17.02         17.02          .80          .00          72
73          51.91        25.07          25.07        18.73         18.73          .80          .00          73
74          56.34        27.42          27.42        20.78         20.78          .80          .00          74
75          60.89        30.27          30.27        23.28         23.28          .80          .00          75
76          65.61        33.49*         33.49        26.16*        26.16                                    76
77          70.65        36.99*         36.99        29.37*        29.37                                    77
78          76.16        40.89*         40.89        32.99*        32.99                                    78
79          82.31        45.28*         45.28        37.14*        37.14                                    79

80          89.22        59.30*         50.30        41.91*        41.91                                    80
81          96.93        55.75*         55.75        47.20*        47.20                                    81
82         105.35        61.50*         61.50        52.91*        52.91                                    82
83         114.39        67.79*         67.79        59.25*        59.25                                    83
84         123.95        74.82          74.82        66.42*        66.42                                    84
85         133.92                       82.80                      74.60                                    85
86         144.30                       91.70                      83.81                                    86
87         155.12                      101.31                      93.89                                    87
88         166.47                      111.68                     104.88                                    88
89         178.39                      122.82                     116.78                                    89

90         191.02                      134.79                     129.61                                    90
91         204.57                      144.15                     139.68                                    91
92         219.37                      155.35                     151.71                                    92
93         235.92                      170.91                     168.22                                    93
94         254.44                      189.86                     188.36                                    94

* FOR RENEWAL ONLY